UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 27, 2013

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 27, 2013, Bryn Mawr Bank Corporation (“BMBC”), the parent company of The Bryn Mawr Trust Company (“BMT”), and MidCoast Community Bancorp, Inc. (“MCBI”), the parent company of MidCoast Community Bank (“MCCB”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which MCBI will merge with and into BMBC (the “Merger”). Concurrent with the Merger, it is expected that MCCB will merge with and into BMT (the “Bank Merger”).

Under the terms of the Merger Agreement, which is included as Exhibit 2.1 hereto and incorporated herein by reference, shareholders of MCBI will receive 0.52 shares (the “Exchange Ratio”) of BMBC stock for each share of common stock of MCBI they own, plus cash in lieu of fractional shares. The Merger Agreement also provides that all options to purchase MCBI stock which are outstanding and unexercised immediately prior to the closing (“Continuing Options”) shall, subject to certain conditions and regulatory approvals, become fully vested and exercisable and be converted into fully vested and exercisable options to purchase shares of BMBC common stock. The number of shares of BMBC stock to be subject to the Continuing Options will be equal to the Exchange Ratio multiplied by the number of shares of MCBI stock subject to the Continuing Options, subject to rounding. The exercise price per share of BMBC stock under the Continuing Options will be equal to the exercise price per share of MCBI stock under the Continuing Options divided by the Exchange Ratio, subject to rounding. Holders of warrants to purchase MCBI common stock will receive for each warrant the positive difference between (i) $12.00 and (ii) the exercise price of such warrant.

The senior management of BMBC will remain the same following the Merger. Upon the closing, BMT will form an advisory board (the “Advisory Board”), comprised of those members of MCBI’s and MCCB’s Boards of Directors immediately prior to the closing who agree in writing, at or prior to the closing, to serve on such Advisory Board immediately following the closing and execute a non-solicitation agreement in a form acceptable to BMBC and BMT.

Each of the directors of MCBI has entered into a Voting Agreement with BMBC pursuant to which each such director has agreed, among other things, to vote all shares of common stock of MCBI owned by him or her in favor of the approval of the Merger at any shareholder’s meeting to vote upon the Merger.

The Merger Agreement contains (a) customary representations and warranties of MCBI and BMBC, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements, and compliance with applicable laws, (b) covenants of MCBI to conduct its business in the ordinary course until the Merger is completed; (c) covenants of BMBC to use reasonable efforts to preserve intact its business organization and assets and maintain its rights and franchises, and (d) covenants of MCBI and BMBC not to take certain actions during such period. MCBI has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Consummation of the Merger is subject to certain conditions, including, among others, approval of the Merger by shareholders of MCBI, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of specified representations and warranties of the other party, effectiveness of the registration statement to be filed with the SEC to register shares of BMBC common stock to be issued to MCBI shareholders, the average of MCBI Delinquencies (as defined in the Merger Agreement) at the month end of each of the two months immediately preceding the Closing Date not having exceeded $10.0 million, absence of a material adverse effect, receipt of tax opinions, and obtaining material permits and authorizations for the lawful consummation of the Merger and the Bank Merger.

The Merger Agreement also contains certain termination rights for MCBI and BMBC, as the case may be, applicable upon the occurrence or non-occurrence of certain events, including: final, non-appealable denial of required regulatory approvals or injunction prohibiting the transactions contemplated by the Merger Agreement; if, subject to certain conditions, the Merger has not been completed by January 1, 2014; a breach by the other party that is not or cannot be cured within 30 days if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; MCBI’s shareholders failure to approve the transaction by the required vote; entry by the Board of Directors of MCBI into an alternative business combination transaction; or the failure by the Board of Directors of MCBI to recommend the Merger to its shareholders. BMBC also has the right to terminate the Merger Agreement in the event MCBI or MCBI is not Adequately Capitalized, as defined in the Merger Agreement, as of the last day of any month prior to the closing. Additionally, MCBI may terminate the Merger Agreement if the average closing price of BMBC common stock during a specified period prior to closing is less than $19.87 and BMBC’s common stock underperforms a specified peer-group index by more than 15%, unless BMBC elects to make a compensating adjustment to the Exchange Ratio. If the Merger is not consummated under certain circumstances, MCBI has agreed to pay BMBC a termination fee of $1.67 million plus all costs and expenses incurred by BMBC in connection with the transactions contemplated by the Merger Agreement, including attorney, accountant and financial advisor fees.

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (b) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (c) may have been included in the Merger Agreement for the purpose of allocating risk between MCBI and BMBC rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference in its entirety.

BMBC will file with the SEC a Registration Statement on Form S-4 concerning the Merger. The Registration Statement will include a prospectus for the offer and sale of BMBC common stock to MCBI shareholders as well as a proxy statement of MCBI for the solicitation of proxies from its shareholders for use at the meeting at which the Merger will be voted upon. The combined prospectus and proxy statement and other documents filed by BMBC with the SEC will contain important information about BMBC, MCBI, and the Merger. We urge investors and MCBI shareholders to read carefully the combined prospectus and proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC. MCBI shareholders in particular should read the combined prospectus and proxy statement carefully before making a decision concerning the Merger. Investors and shareholders will be able to obtain a free copy of the combined prospectus and proxy statement – along with other filings containing information about BMBC – at the SEC’s website at http://www.sec.gov. Copies of the combined prospectus and proxy statement, and the filings with the SEC incorporated by reference in the combined prospectus and proxy statement, can also be obtained free of charge by directing a request to Bryn Mawr Bank Corporation, 801 Lancaster Avenue, Bryn Mawr, PA 19010, attention Geoffrey L. Halberstadt, Secretary, telephone (610) 581-4873.

MCBI, BMBC and certain of their directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation as well as additional information concerning MCBI’s and BMBC’s directors and executive officers will be set forth in the combined prospectus and proxy statement relating to the Merger. Information concerning BMBC’s directors and executive officers is also set forth in BMBC’s proxy statement and annual report on Form 10-K (including any amendments thereto), previously filed with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

FORWARD LOOKING STATEMENTS

This Form 8-K contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, the Securities Act or the Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements may include financial and other projections as well as statements regarding BMBC’s or MCBI’s future plans, objectives, performance, revenues, growth, profits, operating expenses or BMBC’s or MCBI’s underlying assumptions. Statements preceded by, followed by or that include the words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “estimate,” “target,” “potentially,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are optimistic,” “are looking,” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this Form 8-K are cautioned that such statements are only predictions, and that BMBC’s and MCBI’s actual future results or performance may be materially different.

BMBC’s and MCBI’s businesses and operations, as well as their combined business and operations following the completion of the transactions described in this Form 8-K, are and will be subject to a variety of risks, uncertainties and other factors. A number of factors, many of which are beyond BMBC’s and MCBI’s control, could cause actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so business and financial conditions and results of operations could be materially and adversely affected. Such factors include, among others, need for capital; the impact of economic conditions on the business; changes in banking regulation and the possibility that any banking agency approvals required for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair the ability to implement business plans; the ability to attract and retain key personnel; competition in the marketplace; and other factors. All forward-looking statements and information made herein are based on current expectations as of the date hereof and speak only as of the date they are made. Neither BMBC nor MCBI undertakes to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to BMBC’s business, you are encouraged to review its filings with the SEC, including the most recent annual report on Form 10-K for BMBC, as well as any changes in risk factors that may be identified in quarterly or other reports filed with the SEC.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of March 27, 2013, by and between Bryn Mawr Bank Corporation and MidCoast Community Bancorp, Inc.*

*Exhibits and schedules to the Merger Agreement have been omitted in accordance with Item 601(b) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any exhibits or schedules to the Securities and Exchange Commission (the “SEC”) upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II

Frederick C. Peters II President and CEO

Date: March 29, 2013

EXHIBIT INDEX

Exhibit	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of March 27, 2013, by and between Bryn Mawr Bank Corporation and MidCoast Community Bancorp, Inc.*

*Exhibits and schedules to the Merger Agreement have been omitted in accordance with Item 601(b) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any exhibits or schedules to the Securities and Exchange Commission (the “SEC”) upon its request.